EXHIBIT 10.1

AMENDMENT TO

MEMORANDUM OF LEASE AND

SPECIFIC PROPERTY LEASE AMENDMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.,

KINDRED HEALTHCARE OPERATING, INC., AND

VENTAS REALTY, LIMITED PARTNERSHIP

Master Lease No.:	3

Facility No.:	IN—694

Property Address:	101 Potters Lane
Clarksville, Indiana
(Clark County)

AMENDMENT TO SECOND AMENDED AND RESTATED

MASTER LEASE AGREEMENT NO. 3 AND MEMORANDUM OF LEASE

THIS AMENDMENT TO SECOND AMENDED AND RESTATED MASTER LEASE AGREEMENT NO. 3 AND MEMORANDUM OF LEASE (hereinafter this “Amendment” ) is dated as of the 1st day of March 2012 and is between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”) having an office at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, and KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc. (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc. (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant have heretofore entered into (i) a certain Amended and Restated Master Lease Agreement No. 3, dated as of April 20, 2001 (the “2001 Lease”); and (ii) a certain Second Amended and Restated Master Lease Agreement No. 3 dated as of April 27, 2007 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Lease”), which superseded the 2001 Lease, and demised to Tenant, among other properties, the real property described in Exhibit A attached hereto and made a part hereof, together with the improvements thereon (the “Premises”), and (iii) a Memorandum of Lease (the “Memorandum”) dated as of April 20, 2001, and recorded on April 30, 2001, with the Recorder of Clark County, Indiana as Instrument No. 200108266, which Memorandum provides record notice of the Lease, as it applies to the Premises.

B. The Town of Clarksville is purchasing a portion of the Premises legally described in Exhibit B attached hereto and made a part hereof (the “ Parcel”).

C. Lessor and Tenant desire to amend the Lease, as it relates to the Premises, and to amend the Memorandum, in combination with such purchase by the Town of Clarksville.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Effective on the date of the recording of the deed transferring the Parcel from Lessor to the Town of Clarksville, the Memorandum, and the Lease as it applies to the Premises, are amended: (a) to terminate the Memorandum and the Lease as they apply to the Parcel, and (b) to confirm and adopt, as the revised legal description for the Premises, the amended legal description (the “Amended Premises”) that is attached hereto and made a part hereof as Exhibit C.

2. This Amendment is being executed solely to give notice of the Lease, as it relates to the Amended Premises, and to amend the Memorandum and the Lease as they apply to the Amended Premises, and is not intended to amend the Lease in any respect other than as expressly provided in Paragraph 1 above. Without limitation of the foregoing, Lessor and Tenant acknowledge and agree that the Lease relates to the Amended Premises and multiple other properties and that, as provided in the Lease, the Lease demises all of such properties as a unified commercial operating lease and Lessor is not obligated, and may not be required, to lease less than all of such properties pursuant to the Lease.

3. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

By:	/s/ T. Richard Riney
T. Richard Riney, Executive Vice
President, Chief Administrative Officer, General Counsel and Secretary

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation

By:	/s/ Douglas L. Curnutte
Name:	Douglas L. Curnutte
Title:	Vice President of Facilities & Real Estate Development

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation

By:	/s/ Douglas L. Curnutte
Name:	Douglas L. Curnutte
Title:	Vice President of Facilities & Real Estate Development

Acknowledgments

STATE OF Kentucky	)
) ss
COUNTY OF Jefferson	)

On Oct. 10, 2011, before me, Terri Parker personally appeared T. Richard Riney, who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, as the Executive Vice President, Chief Administrative Officer, General Counsel and Secretary of Ventas, Inc., a Delaware corporation, in its capacity as the general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership, and that by his signature on the instrument the aforesaid corporation executed the instrument, as the general partner and on behalf of the aforesaid limited partnership.

WITNESS my hand and official seal.

(SEAL)	/s/ Terri Parker
NOTARY PUBLIC Printed Name: Terri Parker Resides in Jefferson County, Kentucky Notary Public, State at Large, KY My commission expires Jan. 6, 2013

STATE OF Kentucky	)
) ss
COUNTY OF Jefferson	)

On 08/04, 2011, before me, Doug Curnutte personally appeared, the VP of Facilities & Real Estate Dev of KINDRED HEALTHCARE, INC., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

(SEAL)	/s/ Sondra L. Staten
NOTARY PUBLIC Printed Name: Sondra L. Staten Resides in Jefferson County, Kentucky

STATE OF Kentucky	)
) ss
COUNTY OF Jefferson	)

On 08/04, 2011, before me, Doug Curnutte personally appeared, the VP of Facilities & Real Estate Dev of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

(SEAL)	/s/ Sondra L. Staten
NOTARY PUBLIC Printed Name: Sondra L. Staten Resides in Jefferson County, Kentucky

This instrument was prepared by:

Benjamin C. Fultz, Esq.

Fultz Maddox Hovious & Dickens PLC

101 South 5th Street, 27th Floor

Louisville, Kentucky 40202

I hereby affirm under the penalties of perjury that I have taken reasonable care to redact each social security number in said instrument unless required by law:

/s/ Benjamin C. Fultz

EXHIBIT A

The Premises

COUNTY OF CLARK, STATE OF INDIANA

A PART OF SURVEY NO. 45 OF THE ILLINOIS GRANT IN JEFFERSONVILLE TOWNSHIP OF CLARK COUNTY, INDIANA, BEING A PART OF THE SAME LAND CONVEYED TO WALTER W. AND ELIZABETH MEYER AT DEED RECORD 136, PAGE 37 AND BOUNDED AS FOLLOWS:

COMMENCING AT A LIMESTONE MONUMENT IN THE NORTHWESTERLY LINE OF SURVEY NO. 32, ILLINOIS GRANT WHICH MARKS THE EAST CORNER OF SAID SURVEY NO. 45, THENCE THE FOLLOWING COURSES: NORTH 35 DEGREES 47 MINUTES 16 SECONDS WEST 1148.21 FEET WITH THE LINE DIVIDING SURVEYS NO. 45 AND 46 OF THE ILLINOIS GRANT TO AN IRON PIPE; SOUTH .55 DEGREES 06 MINUTES 27 SECONDS WEST, 1688.86 FEET LEAVING SAID DIVIDING LINE TO AN IRON PIN; NORTH 36 DEGREES 02 MINUTES 17 SECONDS WEST, 1086.51 FEET TO AN IRON SPIKE IN POTTER’S LANE; SOUTH 54 DEGREES 47 MINUTES 33 SECONDS WEST, 514.05 FEET WITH THE CENTER OF POTTER’S LANE TO AN IRON SPIKE, THE EAST CORNER OF THE FALLS LODGE LOT (DD 9, INSTR. 8177); SOUTH 54 DEGREES 47 MINUTES 33 SECONDS WEST, 125.0 FEET WITH THE CENTER OF POTTER’S LANE TO AN IRON SPIKE; THE SOUTH CORNER OF SAID FALLS LODGE LOT AND WHICH IS THE TRUE PLACE OF BEGINNING.

THENCE THE FOLLOWING COURSES OF THE BOUNDARY: SOUTH 54 DEGREES 49 MINUTES 47 SECONDS WEST, 442.62 FEET WITH THE CENTER OF POTTER’S LANE TO AN IRON SPIKE; NORTH 30 DEGREES 00 MINUTES 33 SECONDS WEST, 126.26 FEET WITH LLOYD MYERS LOT (DD 9, INSTR. 10422) TO AN IRON

PIPE; NORTH 30 DEGREES 14 MINUTES 02 SECONDS WEST, 168.33 FEET WITH ANOTHER LOT OWNED BY LLOYD MYERS (DD 10, INSTR. 397) TO AN IRON PIPE; NORTH 30 DEGREES 19 MINUTES 48 SECONDS WEST, 85.98 FEET WITH RICHARD SAWYER’S LOT (DD 3, INSTR. 6569) TO AN IRON PIPE; NORTH 30 DEGREES 19 MINUTES 48 SECONDS WEST, 85.93 FEET WITH CHARLES RICHARD’S LOT (DR 208, PAGE 289) TO AN IRON ROD; NORTH 28 DEGREES 41 MINUTES 41 SECONDS WEST, 203.80 FEET WITH CHARLES LENFERT’S LOT (DR 183, PAGE 121) AND CLAUDE BLAKE’S LOT (DR 222, PAGE 111) TO AN IRON AXLE; NORTH 28 DEGREES 49 MINUTES 32 SECONDS WEST, 104.73 FEET WITH DANIEL SMITH’S LOT (DR 290, PAGE 331)TO AN IRON PIPE; NORTH 29 DEGREES 03 MINUTES 47 SECONDS WEST, 114.67 FEET WITH ZANE SHRADER’S LOT (DR 219, PAGE 216) TO AN IRON ROD; NORTH 29 DEGREES 45 MINUTES 04 SECONDS WEST, 75.70 FEET WITH JAMES SMITH’S LOT (DD 11, INSTR. 8683) TO AN IRON PIPE, THE SOUTH CORNER OF CLETUS RECEVEUR’S LOT (DR 279, PAGE 176); NORTH 54 DEGREES 34 MINUTES 06 SECONDS EAST, 137.53 FEET WITH THE SOUTHERLY LINE OF SAID RECEVEUR’S LOT TO AN IRON ROD; THE EAST CORNER THEREOF; SOUTH 51 DEGREES 16 MINUTES 32 SECONDS EAST, 689.21 FEET, SEVERING THE LAND OF THE GRANTOR TO AN IRON PIPE, THE WEST CORNER OF SAID FALLS LODGE LOT; SOUTH 38 DEGREES 55 MINUTES 37 SECONDS EAST, 299.83 FEET WITH THE WESTERLY LINE OF SAID FALLS LODGE LOT TO THE TRUE PLACE OF BEGINNING AND CONTAINING 6.953 ACRES OF LAND.

EXHIBIT B

The Parcel

Being a part of Survey No. 45 of the Illinois Grant in the Town of Clarksville, Clark County, Indiana, and intending to be all that tract of land described in Deed Drawer 30 Instrument 24372 lying within the Right-of-Way lines depicted on the attached Right-of-Way Parcel Plat, marked EXHIBIT “B”, described as follows:

Commencing at the east corner of Survey No. 45, being the south corner of Survey No. 46; thence North 35°35’51” West, 497.62 feet along the line dividing said Survey Nos. 45 and 46; thence South 55°11’22” West, 2865.16 feet to the centerline of Blackiston Mill Road at the southernmost corner of Parkwood Subdivision, First Section, Plat Book 6, Page 231; thence North 34°48’38” West, 650.00 feet along said centerline to the westernmost corner of said subdivision; thence North 42°06’20” West, 476.38 feet along said centerline; thence North 42°52’06” West, 614.20 feet along said centerline to its intersection with the centerline of Potters Lane; thence North 54°54’06” East, 209.25 feet along the centerline of Potters Lane to the southernmost comer of said tract (Deed Drawer 30, Instrument 24372), being the True Point of Beginning.

Thence North 30°05’37” West, 23.69 feet along the southwesterly line of said tract; thence North 53°49’08” East, 39.54 feet to point designated as “1015” on said plat; thence North 54°44’38” East, 15.44 feet to a point designated as “1014” on said plat; thence South 35°10’52” East, 24.39 feet to the centerline of Potters Lane; thence South 54°54’06” West, 57.07 feet along said centerline to the True Point of Beginning.

EXHIBIT C

The Amended Premises

COUNTY OF CLARK, STATE OF INDIANA

A PART OF SURVEY NO. 45 OF THE ILLINOIS GRANT IN JEFFERSONVILLE TOWNSHIP OF CLARK COUNTY, INDIANA, BEING A PART OF THE SAME LAND CONVEYED TO WALTER W. AND ELIZABETH MEYER AT DEED RECORD 136, PAGE 37 AND BOUNDED AS FOLLOWS:

COMMENCING AT A LIMESTONE MONUMENT IN THE NORTHWESTERLY LINE OF SURVEY NO. 32, ILLINOIS GRANT WHICH MARKS THE EAST CORNER OF SAID SURVEY NO. 45, THENCE THE FOLLOWING COURSES: NORTH 35 DEGREES 47 MINUTES 16 SECONDS WEST 1148.21 FEET WITH THE LINE DIVIDING SURVEYS NO. 45 AND 46 OF THE ILLINOIS GRANT TO AN IRON PIPE; SOUTH.55 DEGREES 06 MINUTES 27 SECONDS WEST, 1688.86 FEET LEAVING SAID DIVIDING LINE TO AN IRON PIN; NORTH 36 DEGREES 02 MINUTES 17 SECONDS WEST, 1086.51 FEET TO AN IRON SPIKE IN POTTER’S LANE; SOUTH 54 DEGREES 47 MINUTES 33 SECONDS WEST, 514.05 FEET WITH THE CENTER OF POTTER’S LANE TO AN IRON SPIKE, THE EAST CORNER OF THE FALLS LODGE LOT (DD 9, INSTR. 8177); SOUTH 54 DEGREES 47 MINUTES 33 SECONDS WEST, 125.0 FEET WITH THE CENTER OF POTTER’S LANE TO AN IRON SPIKE; THE SOUTH CORNER OF SAID FALLS LODGE LOT AND WHICH IS THE TRUE PLACE OF BEGINNING.

THENCE THE FOLLOWING COURSES OF THE BOUNDARY: SOUTH 54 DEGREES 49 MINUTES 47 SECONDS WEST, 442.62 FEET WITH THE CENTER OF POTTER’S LANE TO AN IRON SPIKE; NORTH 30 DEGREES 00 MINUTES 33 SECONDS WEST, 126.26 FEET WITH LLOYD MYERS LOT (DD 9, INSTR. 10422) TO AN IRON

PIPE; NORTH 30 DEGREES 14 MINUTES 02 SECONDS WEST, 168.33 FEET WITH ANOTHER LOT OWNED BY LLOYD MYERS (DD 10, INSTR. 397) TO AN IRON PIPE; NORTH 30 DEGREES 19 MINUTES 48 SECONDS WEST, 85.98 FEET WITH RICHARD SAWYER’S LOT (DD 3, INSTR. 6569) TO AN IRON PIPE; NORTH 30 DEGREES 19 MINUTES 48 SECONDS WEST, 85.93 FEET WITH CHARLES RICHARD’S LOT (DR 208, PAGE 289) TO AN IRON ROD; NORTH 28 DEGREES 41 MINUTES 41 SECONDS WEST, 203.80 FEET WITH CHARLES LENFERT’S LOT (DR 183, PAGE 121) ·AND CLAUDE BLAKE’S LOT (DR 222, PAGE 111) TO AN IRON AXLE; NORTH 28 DEGREES 49 MINUTES 32 SECONDS WEST, 104.73 FEET WITH DANIEL SMITH’S LOT (DR 290, PAGE 331) TO AN IRON PIPE; NORTH 29 DEGREES 03 MINUTES 47 SECONDS WEST, 114.67 FEET WITH ZANE SHRADER’S LOT (DR 219, PAGE 216) TO AN IRON ROD; NORTH 29 DEGREES 45 MINUTES 04 SECONDS WEST, 75.70 FEET WITH JAMES SMITH’S LOT (DD 11, INSTR. 8683) TO AN IRON PIPE, THE SOUTH CORNER OF CLETUS RECEVEUR’S LOT (DR 279, PAGE 176); NORTH 54 DEGREES 34 MINUTES 06 SECONDS EAST, 137.53 FEET WITH THE SOUTHERLY LINE OF SAID RECEVEUR’S LOT TO AN IRON ROD; THE EAST CORNER THEREOF; SOUTH 51 DEGREES 16 MINUTES 32 SECONDS EAST, 689.21 FEET, SEVERING THE LAND OF THE GRANTOR TO AN IRON PIPE, THE WEST CORNER OF SAID FALLS LODGE LOT; SOUTH 38 DEGREES 55 MINUTES 37 SECONDS EAST, 299.83 FEET WITH THE WESTERLY LINE OF SAID FALLS LODGE LOT TO THE TRUE PLACE OF BEGINNING AND CONTAINING 6.953 ACRES OF LAND.

LESS AND EXCEPT SO MUCH THEREOF CONVEYED TO THE TOWN OF

CLARKSVILLE BY DEED DATED APRIL 18, 2011, TO-WIT:

Being a part of Survey No. 45 of the Illinois Grant in the Town of Clarksville, Clark County, Indiana, and intending to be all that tract of land described in Deed Drawer 30 Instrument 24372 lying within the right-of-way lines depicted on the attached Right-of-Way Parcel Plat, marked EXHIBIT “B”, described as follows:

Commencing at the east corner of Survey No. 45, being the south corner of Survey No. 46; thence North 35°35’51” West, 497.62 feet along the line dividing said Survey Nos. 45 and 46; thence South 55°11’22” West, 2865.16 feet to the centerline of Blackiston Mill Road at the southernmost corner of Parkwood Subdivision, First Section, Plat Book 6, Page 231; thence North 34°48’38” West, 650.00 feet along said centerline to the westernmost corner of said subdivision; thence North 42°06’20” West, 476.38 feet along said centerline; thence North 42°52’06” West; 614.20 feet along said centerline to its intersection with the centerline of Potter’s Lane; thence North 54°54’06” East, 209.25 feet along the centerline of Potters Lane to the southernmost corner of said tract (Deed Drawer 30, Instrument 24372), being the True Point of Beginning;

Thence North 30°05’37” West, 23.69 feet along the southwesterly line of said tract; thence North 53°49’08” East, 39.54 feet to point designated as “1015” on said plat; thence North 54°44’38” East, 15.44 feet to a point designated as “1014” on said plat; thence South 35°10’52” East, 24.39 feet to the centerline of Potters Lane; thence South 54°54’06” West, 57.07 feet along said centerline to the True Point of Beginning.